Exhibit 99.1

N E W S R E L E A S E

Oculus VisionTech Announces Corrao Group Channel Partnership

San Diego, California--(March 28, 2022) – Oculus VisionTech Inc. (TSXV: OVT; OTCQB: OVTZ; FSE: USF1), an emerging data compliance software innovator, through its wholly-owned subsidiary ComplyTrust® Inc., announces their recent Channel Partner agreement with Corrao Group to introduce the Forget-Me-Yes® (FMY) data privacy management product to Salesforce organizations throughout North America.

Corrao Group is a 20-year veteran Salesforce Consulting services partner helping customers to implement and streamline their business processes for maximum ROI and user adoption. Offering Salesforce Consumer Goods, Sales Cloud, Service Cloud and Pardot setup, implementation, customization and support services, Corroa Group is a certified established leader within the Salesforce ecosystem.

Forget-Me-Yes® (FMY) is ComplyTrust’s cloud-native Software-as-a-Service application for organizational and individual Right-to-be-Forgotten (RtbF) and Right-of-Erase (RoE) data privacy compliance. The FMY secure Zero-Knowledge platform provides single-source capability of continuous compliance by incorporating automated policy-driven re-query services that guarantees a Data Subject’s requested RtbF/RoE data remains ‘forgotten’ over the life of their FMY subscription.

Running within the global Amazon Web Services (AWS) cloud infrastructure, FMY is a cost-effective solution for facilitating CCPA, CDPA, CPA, GDPR, LGPD and PIPL data subject privacy compliance. FMY gives both Salesforce organizations and their customers peace of mind through actionable tools that help to protect customer data privacy, while increasing overall organizational data compliance for structured processing of Data Subject Access Requests (DSR/DSAR) queries.

“Forget-Me-Yes® is a welcome addition to our portfolio and will help our enterprise customers to adapt to the fast-changing data privacy and compliance regulations that are emerging throughout the world”, said Jack Corrao, CEO and Managing Partner at Corrao Group. “Our customers are all global in nature, and they need compliance and protection tools to help with their fast-growing cloud workloads.”

“ComplyTrust is very excited to welcome the Corrao Group to our new channel partner community”, said Michael Johnson, co-founder at ComplyTrust. “The addition of our brand into their impressive product and services portfolio, will not only help build an emerging revenue stream for OVT, but offers their Enterprise clients an affordable compliance tool to better enable them to confidently scale out their cloud operations worldwide”.

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Both Corrao Group and FMY can be found in the Salesforce AppExhange cloud marketplace directory at CorraoGroup-AppExchange and FMY-AppExchange.

About Oculus VisionTech

Oculus VisionTech Inc. (OVT), www.ovtz.com, is a cloud-native development-stage technology company focused on data compliance and digital privacy solutions for business customers worldwide. With offices in San Diego, California and Vancouver, British Columbia, the Company is currently expanding its’ new ComplyTrust® www.complytrust.com, product suite which includes the ComplyScanTM cloud data protection and compliance tool and Forget-Me-Yes® B2B data privacy Software-as-a-Service (SaaS) platform, optimizing CCPA, GDPR, LGPD and other regulatory compliance legislation for Salesforce organizations worldwide that provide businesses with secure data privacy tools enabling sustained and continuous global regulatory compliance of data subject rights. OVTZ’s legacy Cloud-DPS digital content protection solution implements invisible forensic watermarking technology that seamlessly embeds imperceptible tracking components into documents and video-frame content that enables tamper-proof legal auditability for intellectual property protection.

Learn more about Oculus at www.ovtz.com or follow us on Twitter (https://twitter.com/OculusVT) or Facebook (https://www.facebook.com/OculusVisiontech/)

About ComplyTrust®

ComplyTrust Inc. https://complytrust.com/, a 100% wholly-owned subsidiary of Oculus VisionTech, is specifically focused on providing enterprise organizations and individuals with secure data privacy tools that provide sustained and continuous global regulatory compliance of data subject rights. Headquartered in San Diego, California, ComplyTrust was founded by industry veteran storage technology experts and is operated by an experienced management team.

Learn more about ComplyTrust at https://complytrust.com/.

About Corrao Group

The Corrao Group https://corraogroup.com/ has helped over 1,000+ Enterprise Salesforce customers customize the platform to their business in order to maximize their Salesforce investment. They have been providing custom Salesforce consulting services including configuration, development, implementation, integration, analytics and ongoing support for Sales, Service, and Marketing Clouds since 2002.

Learn more about the Corrao Group at https://www.corraogroup.com/.

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For further information, contact:

Anton Drescher
Telephone: (604) 685-1017
Fax: (604) 685-5777

Website: http://ovtz.com/

TSXV: https://money.tmx.com/en/quote/OVT/company#profile-section-company-spoke

US OTC Markets (OTCQB): https://www.otcmarkets.com/stock/OVTZ/security

Berlin Borse: https://www.boerse-berlin.com/index.php/Shares?isin=US67575Y1091

Frankfurt Borse: https://www.boerse-frankfurt.de/equity/oculus-visiontech

Neither the TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

This news release contains forward-looking statements and information within the meaning of applicable securities laws (collectively, “forward-looking statements”), including the United States Private Securities Litigation Reform Act of 1995. All statements in this news release which are not purely historical are forward-looking statements and include any statements regarding beliefs, plans, expectations or intentions regarding the future. Such forward-looking statements include, among others, statements as to the intended uses of the proceeds received from the Offering. Often, but not always, forward-looking statements can be identified by words such as “pro forma”, “plans”, “expects”, “may”, “should”, “budget”, “schedules”, “estimates”, “forecasts”, “intends”, “anticipates”, “believes”, “potential” or variations of such words including negative variations thereof and phrases that refer to certain actions, events or results that may, could, would, might or will occur or be taken or achieved. Actual results could differ from those projected in any forward-looking statements due to numerous factors including risks and uncertainties relating to, among others, the change of business focus of the management of Oculus, the inability of Oculus to pursue its current business objectives, the ability of the Company to obtain any required governmental, regulatory or stock exchange approvals, permits, consents or authorizations required, including TSXV final acceptance of the Offering and any planned future activities, and obtain the financing required to carry out its planned future activities. Other factors such as general economic, market or business conditions or changes in laws, regulations and policies affecting the Company’s industry, may also adversely affect the future results or performance of the Company. These forward-looking statements are made as of the date of this news release and Oculus assumes no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in these forward-looking statements. Although Oculus believes that the beliefs, plans, expectations and intentions contained in this news release are reasonable, there can be no assurance those beliefs, plans, expectations, or intentions will prove to be accurate.

Investors should consider all of the information set forth herein and should also refer to the risk factors disclosed in Oculus’ periodic reports filed from time-to-time with the United States Securities Exchange Commission and Canadian securities regulators. These reports and Oculus’ public filings are available at www.sec.gov in the United States and www.sedar.com in Canada.